SUBSCRIPTION AGREEMENT


June 28, 2005

Ckrush Entertainment, Inc.
1414 Avenue of the Americas
Suite 406
New York, New York 10019

Ladies and Gentlemen:

        1.	Subscription.  The undersigned (referred to herein as the
"undersigned" or the "Investor") hereby subscribes for and agrees to purchase the units as set forth below (each, a "Unit") of revenue participation rights (each, a "Participation Right") in connection with the motion pictures currently entitled "Beer League" and "TV The Movie" (each, a "Picture" and collectively the "Pictures"), on the terms and conditions set forth in this Subscription Agreement by and between the Ckrush Entertainment, Inc. ("Ckrush") and the Investor (the
"Agreement"). The production of each Picture shall be performed with applicable development and production partners through separate, single purpose business entities (the "Production Entities"). The Production Entity for the "Beer League" project is Beer League Holdings, LLC, a Delaware limited liability company. The Production Entity for the "TV The Movie" project is TV The Movie Holdings, LLC, a Delaware limited liability company. As set forth in the deal memoranda annexed hereto as Exhibits "A", "B" and "C", and to be set forth in operative agreements of the Production Entities, Ckrush will arrange to provide financing for the Pictures, the Production Entities, through wholly owned production companies, will be responsible for the production of each Picture, own the completed Pictures and the copyrights thereto, and shall be responsible for the commercial exploitation of the rights in and to the Pictures in all media, throughout the world. Ckrush shall issue up to 100 units for Participation Rights in connection with the Pictures.
Each unit shall be priced at $55,000, although Ckrush reserves the right to raise or lower the minimum investment threshold and/or divide an investment unit to permit the sale of fractional units. The undersigned is investing the sum of [_____________] dollars for ___ units (the "Investment").

        2.	Description of Participation Right.  The Investment will
entitle the undersigned to a return of the Investment, plus a twenty percent (20%) preferred return, a pro rata share of an aggregate fifteen (15%) percent of the Adjusted Gross Proceeds of each Picture, as that term is defined in the Summary of Terms annexed to this Agreement as Exhibit "A" (the "Summary of Terms") (subject to a proportionate reduction if the full funding amount required for each Picture has not been raised through Investors), and such other rights as more fully described in the Summary of Terms. As more particularly described herein, including the Exhibits annexed hereto, the Investor's return for each Picture is dependent upon the successful completion and commercialization of each Picture and various other factors relating to the production, marketing and distribution of the Pictures.

        3.	Purchase.

               (a)	Simultaneously with Investor's execution of this
Agreement, the Escrow Agreement annexed as Exhibit "F" and the Accredited Investor Questionnaire, annexed as Exhibit "G", Investor shall provide the Investment to Ckrush by wire transfer to: Troutman Sanders LLP IOLTA Account, Account No. 739293648, JP Morgan Chase Bank, 1211 Avenue of the Americas, New York, New York 10036, ABA# 021000021 in the amount indicated above. Investor shall execute four (4) originally executed copies of this Agreement, the Escrow Agreement and the Questionnaire.

               (b)	The financing reflected in this Agreement and the
Summary of Terms is for a maximum of $5,500,000, of which $2,750,000 is intended to be allocated for each Picture, inclusive of the projected production budgets and certain fees and expenses as more particularly described in Exhibits "A", "B" and "C" hereof. Ckrush shall have the right to effectuate an initial closing upon the acceptance by Ckrush of at least $2,750,000 of qualified subscriptions (the "Minimum Closing Amount"). The Investment shall be utilized toward the funding of the approved budget for each Picture, which shall include, inter alia, certain development costs and production fees, for each Picture, completion bond costs (if available), a contingency amount and as otherwise more particularly set forth in Exhibit "A", "B" and "C" hereof. If the entire budgeted amount for each Picture is not raised by Investors pursuant to this financing, the Investors' aggregate 15% share of Adjusted Gross Proceeds for each Picture will be reduced proportionately. The Pictures are not cross-collateralized and all revenues and expenses, and any resultant returns, will be calculated separately.

        4.	Acceptance or Rejection of Subscription.

               (a)	The undersigned understands and agrees that Ckrush
reserves the right to reject this subscription for the Participation Right, in whole or in part, for any reason and at any time prior to its instruction to the escrow agent to wire the monies into a designated production account, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's subscription.

               (b)	In the event Ckrush shall reject this subscription, the
undersigned's subscription payment will be promptly returned to the undersigned without premium or deduction and this Agreement shall have no force or effect.

        5.	Escrow of Invested Proceeds.  All net financing proceeds
(i.e., amounts raised from investors, less applicable financing fees and legal fees and expenses) shall be maintained on Ckrush's behalf in a non-interest bearing escrow account maintained at JP Morgan Chase Bank pursuant to an escrow agreement in the form as set forth in Exhibit "F" hereof. The escrow agreement shall provide, inter alia, that the escrowed funds shall be released upon the escrow agent's receipt of a written draw-down request from Ckrush setting forth the amount of funds to be disbursed for a particular Picture and, such funds shall be paid into a segregated production account for such Picture.

        6.	Disclosure.  This offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended
(the "Securities Act"), and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Sections 3(b) or 4(2) of the Securities
Act and applicable state securities laws. The Participation Right is being sold without registration under the Securities Act. The undersigned has received all information and materials regarding Ckrush, the Production Entities and the Pictures that the undersigned has requested.

        The undersigned fully understands that the Production Entities have no operating history and that the Participation Right is a speculative investment that involves a high degree of risk of loss of the undersigned's entire investment. The undersigned fully understands the nature of the risks involved in purchasing the Participation Right and the undersigned represents that the undersigned is qualified by the undersigned's knowledge and experience to evaluate investments of this type. The undersigned has carefully considered the potential risks relating to Ckrush, the Production Entities and purchase of the Participation Right. Both the undersigned and its advisors have had the opportunity to ask questions of and receive answers from representatives of Ckrush or persons acting on its behalf concerning Ckrush, the Production Entities and the terms and conditions of a proposed investment in the Participation Right. The undersigned's advisors and the undersigned have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about Ckrush, the Production Entities and the Pictures. Accordingly, the undersigned has independently evaluated the risks of purchasing the Participation Right. See Exhibit "D" (Description of the Motion Picture Industry) and Exhibit "E" (Risk Factors) annexed hereto.

        7.	Investor Representations and Warranties.  The undersigned
acknowledges, represents and warrants to, and agrees with, Ckrush as follows:

		(a)	The undersigned acknowledges and is aware that there is
no assurance as to the future performance of Ckrush or the Production
Entities. The undersigned further acknowledges that neither Ckrush, the Production Entities nor any of their related parties have made any express or implied representation, warranty, guarantee or agreement, written or oral, to the undersigned: (i) as to the amount of "Gross
Revenues" or the amount of "Adjusted Gross Proceeds" (as such terms are defined herein) which will be or may be derived from or collected in connection with the distribution and exploitation of the Pictures, (ii) that there will be any sums payable to the undersigned under this Agreement, or that either Picture, and any investment in the Participation Right, is likely to be profitable, (iii) that the Pictures will perform in any particular manner, will achieve any level of return or amount of revenue or license fees or will be favorably received by exhibitors or by the public, or will be distributed in any particular manner or that any such distribution will be continuous, or (iv) that Ckrush, the Production Entities and any of their affiliates will expend any minimum amount or be limited in spending any amount in the marketing, publicizing, promotion, distribution and exploitation of the Pictures individually or collectively.

		(b)	The undersigned understands that the Participation
Right being acquired has not been registered under the Securities Act, or the applicable securities laws of any states or other jurisdictions, and the Participation Right cannot be resold or transferred unless it is subsequently registered under the Securities Act and the applicable laws of any states or other jurisdictions, or unless an exemption from such registration is available. The undersigned understands that neither Ckrush nor the Production Entities have registered and do not intend to register as an investment company under the Investment Company Act of 1940 (the "1940 Act"), in reliance on the exclusion to the definition of investment company provided by Section 3(c)(1) or 3(c)(7) of the 1940
Act. The undersigned acknowledges that Ckrush is relying on the information provided by the undersigned in this Agreement and in connection herewith in making the foregoing determinations and confirms that all information provided herein or provided in connection herewith is and at all times shall remain accurate in all material respects.

               (c)	The undersigned is purchasing the Participation Right
for its own account for investment purposes and not with a view to or for sale in connection with the distribution of the Participation Right, nor with any present intention of selling or otherwise disposing of all or any part of the Participation Right. The undersigned agrees that it must bear the entire economic risk of its investment for an indefinite period of time because, among other reasons, the Participation Right has not been registered, reviewed or passed upon under the Securities Act or under the securities laws of any state or with any securities administrator. Therefore, the Participation Right cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. Furthermore, the undersigned hereby acknowledges and agrees that it will not sell, transfer, pledge, encumber, give or otherwise dispose of, either publicly or privately, the Participation Right. It is not anticipated that there will be any market for the Participation Right.

               (d)	The undersigned is aware that its investment involves
risk and has reviewed and evaluated the Risk Factors set forth in
Exhibit "E" attached hereto and incorporated by reference into this
Agreement.   The undersigned has been advised to seek independent advice from its professional advisors relating to the suitability of an investment in the Participation Right in view of the undersigned's overall financial needs and with respect to the legal and tax implications of such investment and have done so. The undersigned believes that the investment in the Participation Right is suitable for the undersigned based upon its investment objectives and financial needs, and the undersigned has adequate means for providing for its current financial needs and contingencies and has no need for liquidity with respect to its investment in the Participation Right.

               (e)	The undersigned is not a member of the National
Association of Securities Dealers, Inc. ("NASD"); the undersigned is not and has not, for a period of 12 months prior to the date of this Agreement, been affiliated or associated with any company, firm, or other entity which is a member of the NASD; and it does not own any stock or other interest in any member of the NASD (other than interests acquired in open market purchases).

               (f) The undersigned has been given access to full and complete information regarding Ckrush and the Production Entities and has utilized such access to its satisfaction for the purpose of obtaining information and the undersigned has either met with or been given reasonable opportunity to meet with officers of Ckrush and the Production Entities for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Participation Right and the business and operations of Ckrush and the Production Entities and to obtain any additional information, to the extent reasonably available. The undersigned represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Participation Right and has obtained, in its judgment, sufficient information from Ckrush and the Production Entities to evaluate the merits and risks of an investment in the Participation Right. The undersigned has not utilized any person as its purchaser representative as defined in Regulation D promulgated by the Securities and Exchange Commission pursuant to the Securities Act in connection with evaluating such merits and risks. The undersigned has relied solely upon its own investigation in making a decision to invest in the Participation Right. The undersigned has received no representation or warranty from Ckrush and the Production Entities or any of its respective officers, directors, employees, managers or agents in respect of the undersigned's investment in the Participation Right and it has received no information (written or otherwise) from them relating to Ckrush and the Production Entities or their businesses. The undersigned is not participating in the offering as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

		(g)	The undersigned is an "accredited investor" as defined
in Section 2(15) of the Securities Act of 1933 and in Rule 501 promulgated thereunder. The undersigned can bear the entire economic risk of the investment in the Participation Right for an indefinite period of time and it is knowledgeable about and experienced in investments in non-publicly traded companies, including early stage companies. The undersigned is acquiring the Participation Right for its own account for investment purposes only and not with a view to the resale or distribution of such securities within the meaning of the Securities Act of 1933. The undersigned is not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of Ckrush, the Production Entities or any person with respect to such securities.

		(h)	If the undersigned is a corporation, company, trust,
employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Participation Right and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so. If the investor is a corporation formed for the sole purpose of this investment, it warrants that all interest holders therein are "accredited members" individually or, if not, those who are not, are listed in an attachment hereto.

                (i) The information which the undersigned has furnished to Ckrush with respect to its financial position and business experience, is correct and complete as of the date of this Agreement and, if there should be any material change in such information prior to the Closing, the undersigned will furnish such revised or corrected information to Ckrush.

		(j)	The undersigned hereby acknowledges and is aware that
except for any rescission rights that may be provided under applicable laws, it is not entitled to cancel, terminate or revoke this subscription, and all agreements made in connection herewith shall survive its liquidation and dissolution.

        8.	Indemnification.  The undersigned hereby agrees to indemnify and hold harmless each of Ckrush, the Production Entities and any of their respective officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable outside attorneys' fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses: (a) arise out of or are based upon any untrue statement or alleged untrue statement of a fact made by it and contained in this Agreement, or (b) arise out of or are based upon any breach by it of any representation, warranty, or agreement made by it contained herein.

	9.	Further Assurances.  The Investor will execute, deliver,
acknowledge and file any and all further documents and provide any and all further information (including, without limitation, copies of the Investor's organizational instruments, the identities of the beneficial owners of the Investor (if any) and current financial information with respect to the Investor and/or any such beneficial owners) which Ckrush may deem necessary or appropriate in connection with the transactions contemplated by this Agreement.

        10.	Severability.  In the event any provision of this Agreement
is found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

        11.	Choice of Law and Jurisdiction.  This Agreement will be
deemed to have been made and delivered in the State of New York and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York.
Ckrush and the undersigned (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in a state court in the County, City and State of New York, or in the United States District Court for the Southern District of New York, (ii) waive any objection to venue, and (iii) irrevocably consent to the jurisdiction of a state court in the County, City and State of New York, and the United States District Court for the State of New York in any such suit, action or proceeding. Ckrush and the undersigned further agree to accept and acknowledge service of any and all process which may be served in any such suit action or proceeding brought in a state court in the County, City and State of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any suit, action or proceeding.

        12.	Counterparts.  This Agreement may be executed in one (1) or
more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

        13.	Benefit.  This Agreement shall be binding upon and inure to
the benefit of the parties hereto.

        14.	Notices and Addresses.  All notices, offers, acceptance and
any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows: (a) to Investor at the address designated on the signature page of this Agreement; (b) to Ckrush at the address set forth above; (c) in connection with either, to such other address as any of them, by notice to the others may designate from time to time.
The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery.
Time shall be counted to, or from, as the case may be, the delivery in person or by mailing. Copies of notice Ckrush shall be forwarded by facsimile to Ckrush's attorneys, Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, Facsimile No.:
212-704-6442, Attention: Michael D. Friedman, Esq.

        15.	Oral Evidence.  This Agreement constitutes the entire
agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

        16.	Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Agreement.

        17.	Survival of Representations, Warranties and Agreements. The
representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Participation Right.

	18.	Incorporation of Certain Exhibits. Each of Exhibit A -
SUMMARY OF TERMS RE: PARTICIPATION RIGHTS, Exhibit B - DEAL MEMO RE:
BEER LEAGUE, Exhibit C - DEAL MEMORANDUM RE: TV THE MOVIE, Exhibit D - DESCRIPTION OF MOTION PICTURE INDUSTRY, Exhibit E - RISK FACTORS, Exhibit F - FORM OF ESCROW AGREEMENT and Exhibit G - ACCREDITED INVESTOR QUESTIONNAIRE form an integral part of this Agreement and are incorporated herein by reference as though fully set forth herein.

RESIDENTS OF ALL STATES: THE PARTICIPATION RIGHTS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS, SPECIFICALLY, REGULATION D, RULE 506 PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND THE 1996 NATIONAL SECURITIES MARKET IMPROVEMENT ACT. THE PARTICIPATION RIGHTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WOULD BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE PARTICIPATION RIGHTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL INVESTMENT SUMMARY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

RESIDENTS OF NEW YORK STATE: By signing below, I understand that this offering of securities in the Company has not been reviewed by the Attorney General of the State of New York because of the offeror's representations that this is intended to be a nonpublic offering pursuant to SEC Regulation D and that if all of the conditions and limitations of Regulation D are not complied with, the offering will be resubmitted to the Attorney General for amended exemption. The undersigned understands that any offering literature used in connection with this offering has not been pre-filed with the Attorney General and has not been reviewed by the Attorney General. This security is being purchased for the undersigned's own account for investment, and not for distribution or resale to others. The undersigned agrees that it will not sell or otherwise transfer these securities unless they are registered under the Securities Act of 1933, or unless an exemption from such registration is available. The undersigned represents that it has adequate means of providing form its current needs and possible personal contingencies and that the undersigned has no need for liquidity of this investment. It is understood that all documents, records and books pertaining to this investment have been made available for inspection by the undersigned's attorney and/or its accountant or its offeree representative and itself, and that the books and records of the issuer will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

RESIDENTS OF THE STATE OF FLORIDA: In accordance with the Florida Securities and Investor Protection Act, the undersigned has been put on written notice of its right to rescind this Agreement and its investment for a period of three (3) days from such notice. The undersigned acknowledges that such notice is given to it as of the date hereof.



Manner in Which Title is to be Held. (check one)

     ___ Individual Ownership
     ___ Community Property
     ___ Joint Tenant with Right of Survivorship (both parties must sign)
     ___ Partnership
     ___ Tenants in common
     ___ Corporation
     ___ Trust
     ___ Other (please indicate)

                                       Dated:

INDIVIDUAL INVESTORS                   ENTITY INVESTORS

-----------------------                Name of entity, if any
Signature (Individual)
                                       By:
                                          -----------------------------
                                          *Signature
--------------------------------       Its
Signature (if Jointly held)               -----------------------------
(all record holders must sign)            Title

--------------------------------       --------------------------------
Name(s) Typed or Printed               Name Typed or Printed

Address to Which Correspondence        Address to Which Correspondence
Should be Directed                     Should be Directed

--------------------------------       --------------------------------

--------------------------------       --------------------------------
City, State and Zip Code               City, State and Zip Code

--------------------------------       --------------------------------
Tax Identification or                  Tax Identification or
Social Security Number                 Social Security Number

*	If Participation Rights are being subscribed for by any
entity, the Certificate of Signatory on the next page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

                                        CKRUSH ENTERTAINMENT, INC.

Dated:                                  By:
       ---------------------------         -----------------------------





                           CERTIFICATE OF SIGNATORY


(To be completed if Participation Rights are being subscribed for by an entity)


        I, ____________________________________, the ________________________
                (name of signatory)                        (title)
of ______________________________ ("Entity"),
   (name of entity)

 a _________________________________________
   (type of entity)

hereby certify that I am empowered and duly authorized by the Entity to execute the Agreement and to purchase the Participation Right, and certify further that the Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

	IN WITNESS WHEREOF, I have set my hand this ___ day of May, 2005.


                                     ----------------------------------
                                    (Signature)



                                  EXHIBIT "A"
                               SUMMARY OF TERMS
                          CKRUSH ENTERTAINMENT, INC.


Company: Ckrush Entertainment, Inc. ("Ckrush"), a Delaware corporation and wholly owned subsidiary of CKP, Inc., a Delaware corporation.

Financing:                Total raise of up to $5,500,000 (the "Financing"),
                          consisting of $2,750,000 for each Picture (as hereinafter defined) ("Per Picture Funding Amount").
                          Ckrush shall issue up to 100 units (the "Units") of revenue participation rights ("RPRs") in connection with the Pictures (as hereinafter defined). Ckrush shall have the right to effectuate an initial closing upon the acceptance of at least $2,750,000 of qualified subscriptions ("Minimum Closing Amount").
                          All investors ("Investors") must be qualified and "accredited investors" as that term is defined in Regulation D of the Securities Act of 1933, as amended. Each unit shall be priced at $55,000, although Ckrush reserves the right to raise or lower the minimum investment threshold and/or divide an investment unit to permit the sale of fractional units. Investors shall receive the revenue participation rights (RPR's) as more fully set forth herein.

Project: The "Net Financing Proceeds" from the Financing are to be used by Ckrush to finance the approved budgets of the feature length motion pictures currently entitled "Beer League" and "TV the Movie" (collectively, the "Pictures"). The specific deal terms relating to each Picture are more fully set forth in Exhibits "A" and "B" attached hereto. As used herein, "Net Financing Proceeds" means all gross funds raised, less any finder's fee, commissions or other form of sales agency or brokerage fee paid and legal fees and expenses incurred in connection with raising such funds.

Structure:                The production of each Picture shall be
                          performed with applicable development and production partners by or through separate, single purpose, business entities and affiliates which shall finance, own and exploit the Pictures (the "Production
                          Entities"). As more particularly set forth in Exhibits "A" and "B," Ckrush shall be the majority owner and managing member of each of the Production Entities, although certain approval or consultant rights may exist in favor of one or more production partners on various non-financial issues relating to the Pictures. The Investors shall be entitled to recoup, out of first revenues actually received by the Production Entities from the commercial exploitation of the Pictures
                          ("Gross Revenues"), after deduction only of any Top Line Deductions (as defined hereinbelow), 100% of their investment, plus a 20% preferred return (the "Preferred Return").
                          All such funds shall be paid to Investors on a pro rata basis in proportion to their share of the overall Financing for each Picture. If the Per Picture Funding Amount for each
                          Picture is fully funded, Investors shall receive an aggregate 15% interest in the Adjusted Gross Proceeds of each Picture (as hereinafter defined), which will be paid out of Ckrush's aggregate share of Adjusted Gross
                          Proceeds for each Picture at the same time and on the same basis of any payment of Adjusted
                          Gross Proceeds to Ckrush. In the event that less than the Per Picture Funding Amount is raised for each Picture, then aggregate share of Adjusted Gross Proceeds to Investors shall be reduced on a proportionate basis. As used herein, "Top Line Deductions" shall mean (i) guild or union liens or obligations, (ii) unpaid direct expenses of the Picture(s),
                          (iii) unaffiliated third-party sales agency fees or commissions, and (iv) any gross royalties payable to an unaffiliated third-party that are not subordinate to the Financing (e.g. gross royalty to National
                          Lampoon (if applicable)).

Use of Proceeds:          The Net Financing Proceeds will be utilized by
                          Ckrush to fund the approved budget of each Picture, which approved budgets shall include, inter alia, certain development costs, production and producer fees and, if applicable, financing fees, for each Picture, completion bond costs, a contingency amount and as otherwise more particularly set forth in Exhibits "A" and "B" hereto. Any excess funds after the foregoing application may be used toward the distribution and promotion of each Picture, for general operations of the Production Entities, or as Ckrush may otherwise determine to be necessary in connection with the Pictures. Ckrush shall have discretion as to which Picture to fund first and, upon release from escrow, all decisions with respect to the timing of the application of funds toward pre-production, production and post-production activities of the Pictures in accordance with the operative agreements with or relating to the Production
                          Entities.

Rights/Management:        Ckrush and/or the Production Entities shall
                          own or control all rights with respect to the Pictures, throughout the Universe, in all media (now known or hereafter created) as more fully set forth in Exhibits "A" and "B" (the
                          "Rights"), provided, however, Investors' revenue participation rights hereunder shall be limited to exploitation of the Pictures and shall not include any sequel, prequel or remake rights. Ckrush, together with its production partners (as applicable), shall make all decisions regarding the distribution, licensing, promotion and exploitation of the Rights. Investors shall have no direct role in the management of the Production Entities or otherwise relating to the Pictures, it being the intention of the parties that the Investors shall have passive economic rights through the RPRs as set forth herein.

Adjusted Gross Proceeds:  As used herein, "Adjusted Gross Proceeds"
                          means Gross Proceeds received by the
                          Production Entities and/or Ckrush (or any affiliates thereof) from the commercial exploitation of the Pictures, less Top-Line Expenses, payments to any funding sources in connection with this Financing or any overage advances or other loans required for the Pictures, including any applicable preferred return, Directs Costs and Distribution
                          Expenses. Direct Costs means the aggregate of all out-of-pocket costs, charges, expenses and liabilities incurred in connection with the acquisition, preparation, production, completion and delivery of the Pictures, including, without limitation, payments for acquisition of underlying rights, pre-production expenses, production fees and expenses, third-party payments, deferments, financing fees and payments to investors or lenders, and participations, and professional expenses directly attributable to the
                          Pictures. No general overhead of Ckrush shall be included in Direct Costs. Distribution Expenses means all paid print, advertising, promotion and other distribution costs relating to the Pictures, including, without limitation, home video manufacturing and distribution costs, as is customary for a studio to charge in the motion picture industry.

Investment Tax Credit:    To the extent permitted by law, Investors
                          shall obtain and/or receive the direct or indirect benefit of a pro rata portion of any investment tax credit to which Ckrush may be entitled under the laws of the United States or any other applicable jurisdiction in connection with the Pictures and Ckrush agrees to supply all information and to execute any and all forms and/or documents which may be required from time to time in order to enable the Investors to claim and obtain any such investment tax credit.

Escrow: All Net Financing Proceeds shall be maintained on Ckrush's behalf in a non-interest bearing escrow account maintained at JP Morgan Chase Bank by Ckrush's counsel or other designee until closing, pursuant to an escrow agreement. The escrow agreement shall provide, inter alia, that the escrowed funds shall be released upon the escrow agent's receipt of a written draw-down request from Ckrush setting forth the amount of funds to be disbursed for a particular Picture and shall be paid into a segregated production account for such Picture.

Closing Date:             Provided that the Minimum Closing Amount is
                          received, the closings for qualified investors will occur on such dates as determined by Ckrush during the period April 15, 2005 through June 15, 2005 unless otherwise extended by Ckrush, at its discretion, but in no event later than October 15, 2005.

Bank Accounts:            A segregated account shall be established for
                          each Picture, as well as segregated deposit accounts for each Picture for the receipt and administration of all Gross Proceeds (both domestic and foreign) generated in connection with the commercial exploitation of each Picture.

No Cross-
Collateralization:        Receipts and expenses with respect to each
                          Picture will not be crossed. Results of each Picture to be calculated and determined on an independent basis. See Risk Factors.

Periodic Reporting:       Ckrush shall prepare and deliver periodic
                          reports to Investors at a frequency of no less than semi-annually during the first three (3) years following the initial domestic release of each Picture and annually thereafter, provided, however, the first statement for each Picture need not to be delivered until each Picture actually generates net proceeds in a reporting period. Investors shall have the right to appoint a representative to conduct an examination of the financial books and records of the Production Entities and/or
                          Ckrush (once in any 12 month period) in order to verify statements rendered. Any statements not objected to shall be deemed conclusive after two (2) years from the date of such statement.

Third-Party
Participants:             Talent and other third-party participations in
                          connection with each Picture are determined at the discretion of Ckrush and its producing partners, but shall in no event dilute the Investors' aggregate 15% share of Adjusted
                          Gross Income (or the reduced portion thereof if the Per Picture Funding Amount for each Picture is not raised).

Confidentiality:          The Parties agree that the existence and the
                          contents of this Summary of Terms and the underlying transactions are strictly confidential and shall not be disclosed to any individuals or organizations except to the respective shareholders, directors, officers, partners, members or managers of the parties on a "need to know" basis.

Governing Law:            This Summary of Terms and the transactions
                          contemplated hereby and other transaction documents shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to any choice or conflict of laws provisions). Any disputes must be resolved in the State or federal courts located in the County of New York, State of New York and all objections to such venue or jurisdiction are waived.

Risk Factors:             Any investment in the production of motion
                          pictures is highly speculative and involves a high degree of risk. Prospective investors should carefully review and consider the information set forth under "Risk Factors," as well as the other information contained herein.